SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
Parnassus Funds
Parnassus Income Funds
(Names of Registrants as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2.	Form, Schedule or Registration Statement No.:
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Parnassus Funds and Parnassus Income Funds – Additional Proxy Materials
Attached hereto are copies of the reminder letters being sent to shareholders of the Parnassus Funds, requesting that they vote their shares of the Parnassus Funds at the upcoming special meetings:

PARNASSUS FUNDS
PARNASSUS INCOME FUNDS
1 Market Street, Suite 1600
San Francisco, California 94105

Dear Valued Shareholder,

We need your help. Please take a minute to vote on a very important matter for the shareholders of the Parnassus Funds and Parnassus Investments, the Funds’ investment adviser.

As described in detail in the proxy statement previously sent to you, Parnassus Investments has entered into an agreement to partner with Affiliated Managers Group, Inc. (AMG). We believe this partnership will support the sustainability and success of our firm and the Parnassus Funds for many years to come. Shareholders are being asked to approve new investment advisory agreements as part of this partnership, as required by law. Boards of Trustees of Parnassus Funds and Parnassus Income Funds have approved the proposals, and unanimously recommend that shareholders vote “FOR”.

Please help us avoid the need to send an additional
             follow-up letter by casting your proxy vote today.

A copy of the proxy statement may be obtained at vote.proxyonline.com/ParnassusFunds/docs/2021.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call
1-888-541-9895 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

We very much appreciate your assistance with this matter.

Sincerely,
Benjamin E. Allen--
Chief Executive Officer

How to vote
There are easy and convenient methods for casting your important proxy vote:

1.
Vote by phone with a representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-888-541-9895. Representatives are available Monday through Friday 9 a.m. to 10 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

2.	Vote by touch-tone phone or online or mail: The enclosed proxy card(s) include information about how to cast your vote by toll-free phone number, online and by mail.

We would be very grateful if you would use any one of the voting methods listed above to ensure that your vote is recorded by August 30th.

Shareholder Meeting Information
This notice is not a solicitation of a proxy from any shareholder of the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund or the Parnassus Fixed Income Fund. The Funds have filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (SEC) in connection with the special meetings of shareholders to approve new investment advisory agreements and elect seven trustees. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Funds’ shareholders to approve the new investment advisory agreements and elect trustees, including, without limitation, the Funds and Parnassus Investments, and a description of the participants’ direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. Shareholders may obtain a free copy of the definitive proxy statement and proxy cards and other documents filed by the participants with the SEC at the SEC’s web site at www.sec.gov.  The definitive proxy statement and other related SEC documents filed by the participants with the SEC may also be obtained free of charge from the Funds by calling (888) 541-9895. Shareholders are urged to read the definitive proxy statement and proxy cards, because they contain important information about the Funds, the participants, the new investment advisory agreements, the nominees, and related matters.

PARNASSUS FUNDS
PARNASSUS INCOME FUNDS
1 Market Street, Suite 1600
San Francisco, California 94105

Dear Valued Shareholder,

We need your help. Please take a minute to vote on a very important matter for the shareholders of the Parnassus Funds and Parnassus Investments, the Funds’ investment adviser.

As described in detail in the proxy statement previously sent to you, Parnassus Investments has entered into an agreement to partner with Affiliated Managers Group, Inc. (AMG). We believe this partnership will support the sustainability and success of our firm and the Parnassus Funds for many years to come. Shareholders are being asked to approve new investment advisory agreements as part of this partnership, as required by law. Boards of Trustees of Parnassus Funds and Parnassus Income Funds have approved the proposals, and unanimously recommend that shareholders vote “FOR”.

Please help us avoid the need to send an additional
             follow-up letter by casting your proxy vote today.

A copy of the proxy statement may be obtained at vote.proxyonline.com/ParnassusFunds/docs/2021.pdf. If you have any proxy related questions, please call 1-888-541-9895 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

We very much appreciate your assistance with this matter.

Sincerely,
Benjamin E. Allen--
Chief Executive Officer

How to vote
There are easy and convenient methods for casting your important proxy vote:

Vote by touch-tone phone or online or mail: The enclosed proxy card(s) include information   about how to cast your vote by toll-free phone number, online and by mail.

We would be very grateful if you would use any one of the voting methods listed above to ensure that your vote is recorded by August 30th.

obo

Shareholder Meeting Information
This notice is not a solicitation of a proxy from any shareholder of the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund or the Parnassus Fixed Income Fund. The Funds have filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (SEC) in connection with the special meetings of shareholders to approve new investment advisory agreements and elect seven trustees. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Funds’ shareholders to approve the new investment advisory agreements and elect trustees, including, without limitation, the Funds and Parnassus Investments, and a description of the participants’ direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. Shareholders may obtain a free copy of the definitive proxy statement and proxy cards and other documents filed by the participants with the SEC at the SEC’s web site at www.sec.gov.  The definitive proxy statement and other related SEC documents filed by the participants with the SEC may also be obtained free of charge from the Funds by calling (888) 541-9895. Shareholders are urged to read the definitive proxy statement and proxy cards, because they contain important information about the Funds, the participants, the new investment advisory agreements, the nominees, and related matters.